REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of January 16, 1998 by and among U.S. PHYSICIANS, INC., a corporation organized under the laws of the Pennsylvania, with headquarters located at 220 Commerce Drive, Fort Washington, Pennsylvania 19034 (the "Company"), and the undersigned investors (together with their respective affiliates, the "Initial Investors").

     WHEREAS:

     A. In connection with the Series C Convertible Preferred Stock Purchase Agreement of even date herewith by and between the Company and the Initial Investors (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Initial Investors (i) shares of the Company's Series C Preferred Stock (the "Preferred Shares"), which are convertible into shares (the "Conversion Shares") the Company's Common Stock, par value $.01 per share (the "Common Shares") and
(ii) Warrants, including the Contingent Warrants (as defined in the Securities Purchase Agreement) issued by the Company (collectively, the "Warrants") to purchase Common Shares (the "Warrant Shares"); and

     B. To induce the Initial Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and any other applicable federal and state securities laws;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investors hereby agree as follows:

     1. DEFINITIONS.

        a. As used in this Agreement, the following terms shall have the following meanings:

           (i) "Investors" means the Initial Investors and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

           (ii) "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

           (iii) "Registrable Securities" means (i) the Conversion Shares, (ii) the Warrants Shares issued or issuable with respect to the Warrants, and (iii) any shares of capital stock issued or issuable, from time to time (with any adjustments), as a distribution on or in exchange for or otherwise with respect to any of the foregoing.

           (iv) "Registration Statement" means a registration statement of the Company under the Securities Act.

        b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

     2. REGISTRATION.

        a. Mandatory Registration. If at any time on or after the ninetieth
(90th) day following the effective date of a Registration Statement (the "IPO Registration Statement") filed with the SEC in connection with the Company's first underwritten public offering (the "IPO Date"), the Company shall receive a written request (such date of the Company's receipt, the "Request Date") from the Investors holding at least forty percent (40%) of the Registrable Securities that the Company effect a registration of with respect to the Registrable Securities, the Company shall file promptly after the Request Date a Registration Statement on Form S-1 (or on such form of Registration Statement as is then available to effect a registration of all of the Registrable Securities) covering the resale of the Registrable Securities, which Registration Statement, to the extent allowable under the Securities Act and the Rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional Common Shares as may become issuable upon conversion of the Preferred Shares or exercise of the Warrants (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions or (ii) by reason of changes in the Conversion Price of the Preferred Shares or Exercise Price of the Warrants in accordance with the terms thereof. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to the Initial Investors and their respective counsel for review and comment prior to its filing or other submission. The Registration Statement covering the Registrable Securities shall contain appropriate plans of distribution reasonably satisfactory to the Investors.

        b. Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Investors who hold a majority in interest of the Registrable Securities subject to such underwritten offering, with the consent of the Investor who holds the greatest percentage of Registrable Securities subject to such underwritten offering, shall have the right to select one legal counsel to represent the Investors and the Company shall have the right to select an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Investors.

        c. Payments by the Company. The Company shall use its best efforts to cause the Registration Statement required to be filed pursuant to Section 2(a) hereof to become effective as soon as practicable, but in no event later than the ninetieth (90th) day after the Request Date (the "Registration Deadline") and to keep such Registration Statement current and effective until the earlier of (i) the date upon which all Registrable Securities (in the reasonable opinion of counsel to the Initial Investors) may be sold to the public without registration or restriction pursuant to Rule 144(k) under the Securities Act or
(ii) the date upon which the aggregate amount of Common Shares constituting the Registrable Securities, and issuable upon exercise or conversion of the Preferred Shares and Warrants becomes less than one percent (1%) of the outstanding Common Shares of the Company (the "Registration Period"). If the Registration Statement(s) covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not declared effective by the SEC on or before the Registration Deadline or if, after the Registration Statement has been declared effective by the SEC, sales of all the Registrable Securities (including any Registrable Securities required to be registered pursuant to Section 2(b) hereof) cannot be made pursuant to the Registration Statement during the Registration Period (by reason of a stop order or the Company's failure to update the Registration Statement or any other reason), then the Company will make payments to the Investors in such amounts and at such times as shall be determined pursuant to this Section 2(c) as partial relief for the damages to the Investors by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity). The Company shall pay to each Investor an amount equal to the product of (i) the aggregate purchase price of the Preferred Shares held by such Investor (including, without limitation, Preferred Shares that have been converted into Conversion Shares then held by such Investor) at the Registration Deadline (for purposes of the filing of the Registration Statement pursuant to Section 2(a)) or if the Registration Statement has been declared effective, the date upon which such sales of Registrable Securities cannot be made during the Registration Period (the "Aggregate Principal Amount"), multiplied by (ii) one and one-half percent (1.5%), multiplied by (iii) the sum of (x) the number of months (prorated for partial months) after the Registration Deadline and prior to the date the Registration Statement filed pursuant to Section 2(a) is declared effective by the SEC, plus (y) the number of additional months (prorated for partial months) that sales of any Registrable Securities cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective during the Registration Period, provided, however, that there shall be excluded from each such period (A) any delays which are solely attributable to changes (other than corrections of Company mistakes with respect to information previously provided by the Investors) required by the Investors in the Registration Statement with respect to information relating to the Investors, including, without limitation, changes to the plan of distribution or to the failure of the Investors to comply with their obligations under this Agreement; and (B) any Permitted Delay Period pursuant to Section 2(e); and provided, further, however, that there shall be excluded from each such period any delays, up to an aggregate of thirty (30) days, which are solely attributable to the time period between the Company's filing of a post-effective amendment, supplement or similar materials with the SEC to enable the resumption the sales of Registrable Securities and its receipt of a response from the SEC declaring such amendment effective or with comments regarding such filing or notice that no comments will be made. Such amounts shall be paid in cash. Payments of cash pursuant hereto shall be made within five (5) days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, interim payments shall be made for each such thirty (30) day period.

        d. Piggy-Back Registrations. If at any time prior to the expiration of the Registration Period the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) and the Company shall have determined that it is not prohibited from including such Registrable Securities on such Registration Statement and that the Registrable Securities are not covered by an effective Registration Statement, the Company shall send to each Investor who is entitled to registration rights under this Section 2(d) written notice of such determination and, if within fifteen (15) days after the date of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering the managing underwriter(s) thereof shall impose a limitation on the number of Common Shares which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities (other than those offered for sale by the Company), the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights (except to the extent any existing agreements otherwise provide). No right to registration of Registrable Securities under this Section 2(d) shall be construed to limit any registration required under Section 2(a) hereof. If an offering in connection with which an Investor is entitled to registration under this Section 2(d) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other Common Shares included in such underwritten offering. Without limiting the generality of the foregoing, this Section 2(d) shall not apply to the IPO Registration Statement.

        e. Permitted Delay Periods; Suspension of Sales. If at any time prior to the expiration of the Registration Period, counsel to the Company has determined in good faith that compliance by the Company with its disclosure obligations in connection with the Registration Statement would require the disclosure of material information which the Company has a bona fide business purpose for preserving as confidential or which requires disclosure of financial information which is not reasonably available to the Company, the Company shall not be required to maintain the effectiveness thereof or amend or supplement the Registration Statement for a period (a "Permitted Delay Period") expiring upon the earlier to occur of (A) the date on which such material information is disclosed to the public or ceases to be material or (B) thirty (30) days after the date upon which the Permitted Delay commences. The Company will give prompt written notice, in the manner prescribed by Section 11 hereof, to the Initial Investors of each Permitted Delay Period. Such notice shall state to the extent, if any, as is practicable, an estimate of the duration of such Permitted Delay Period. Each Investor, by its acceptance of any Common Shares, agrees that, upon receipt of such notice it will forthwith discontinue disposition of the Common Shares pursuant to the Registration Statement, and will not deliver any prospectus forming a part thereof in connection with any sale of Common Shares, until the expiration of such Permitted Delay Period. There shall not be more than one (1) Permitted Delay Period in any ninety (90) day period nor shall the aggregate period during which there are Permitted Delays exceed sixty (60) days in any three hundred sixty-five (365) day period.

     3. OBLIGATIONS OF THE COMPANY.

     In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

        a. The Company shall prepare promptly and use its best efforts to file with the SEC the Registration Statement required by Section 2(a) as soon as practicable after the Request Date and cause such Registration Statement relating to Registrable Securities to become effective by, but in no event later than, the Registration Deadline, and keep the Registration Statement effective pursuant to Rule 415 at all times (subject to Section 2(e)) until the termination of the Registration Period, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) may be amended on, or replaced with, any such form of Registration Statement as is then available to the Company to effect or maintain effective registration of the Registrable Securities (including Form S-3) and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

        b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period (subject to Section 2(e)), and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement.

        c. The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC (including, without limitation, any request to accelerate the effectiveness of any Registration Statement or amendment thereto), and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion, if any, thereof which contains information for which the Company has sought confidential treatment), (ii) on the date of effectiveness of the Registration Statement or any amendment thereto, a notice stating that the Registration Statement or amendment has been declared effective, and (iii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

        d. The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such other jurisdictions as each Investor who holds Registrable Securities being offered reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period,
(iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and
(iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or by-laws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

        e. In the event the Investors who hold a majority in interest of the Registrable Securities make an underwritten offering pursuant to Section 2(b), the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

        f. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, subject to
Section 2(e), use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

        g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable moment (including in each case by amending or supplementing such Registration Statement) and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof (and if such Registration Statement is supplemented or amended, deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request).

        h. The Company shall permit a single firm of counsel designated by the Investors who hold a majority in interest of the Registrable Securities covered by such Registration Statement, with the consent of the Investor who holds the greatest percentage of Registrable Securities covered by such Registration Statement, to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects.

        i. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

        j. At the request of any Investor, the Company shall furnish, on the date of effectiveness of the Registration Statement (i) an opinion, dated as of such date, from counsel representing the Company addressed to the Investors and in form, scope and substance as is customarily given in an underwritten public offering and (ii) in the case of an underwriting, a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and the Investors.

        k. The Company shall make available for inspection by (i) any Investor,
(ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(k). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

        l. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement, or (v) such Investor consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

        m. The Company shall use its best efforts to promptly either (i) cause all the Registrable Securities covered by the Registration Statement to be listed on the NYSE or another national securities exchange and on each additional national securities exchange market on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure the designation and quotation, of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market and, without limiting the generality of the foregoing, to arrange for or maintain at least two market makers to register with the National Association of Securities Dealers ("NASD") as such with respect to such Registrable Securities.

        n. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

        o. The Company shall cooperate with the Investors who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an opinion of such counsel in the form attached hereto as Exhibit 1.

        p. At the request of any Investor, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

        q. The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including without limitation the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC).

        r. The Company shall take all such other actions as any Investor or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

        s. From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities in any Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the holders of a majority in interest of the Registrable Securities.

        t. Any legend required to be place on the Registrable Securities set forth in the Securities Purchase Agreement shall be removed and the Company shall issue a certificate without such legend to any Investor holding any Registrable Securities upon which such legend is stamped, if, unless otherwise required by state securities laws, (a) the Registration Statement is effective, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Registrable Securities may be made without registration under the Securities Act or (c) such Investor provides the Company with assurances reasonably satisfactory to the Company that such Registrable Securities can be sold under Rule 144(k). Each Investor agrees to sell all Registrable Securities, including those represented by certificate(s) from which the legend has been removed, pursuant to an effective Registration Statement or under an exemption from the registration requirements of the Securities Act. In the event such legend is removed from any Registrable Securities and thereafter the effectiveness of the Registration Statement covering such Registrable Securities is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to the Investors, the Company may require that such legend be placed on any such Registrable Securities and the Investors shall cooperate in the prompt replacement of such legend.

     4. OBLIGATIONS OF THE INVESTORS.

     In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

        a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor.

        b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

        c. In the event Investors holding a majority in interest of the Registrable Securities being offered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter(s) of such offering and the Company and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election not to participate in such underwritten distribution.

        d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

        e. No Investor may participate in any underwritten distribution hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below.

        f. Each Investor agrees to offer and sell the Registrable Securities in compliance with applicable laws and, with respect to Registrable Securities covered by an effective Registration Statement, (i) in accordance with the plan of distribution set forth in such Registration Statement and (ii) using no offering materials other than the prospectus filed with such Registration Statement.

     5. EXPENSES OF REGISTRATION.

        All reasonable expenses incurred by the Company or the Investors in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 above, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, the fees and disbursements of one counsel selected by the Investors, but not underwriting discounts and commissions, shall be borne by the Company. In addition, the Company shall pay all of the Investors' costs and expenses (including legal fees) incurred in connection with the enforcement of the rights of the Investors hereunder.

     6. INDEMNIFICATION.

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

        a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities, and
(ii) the directors, officers, partners, members, employees and agents of such Investor and each person who controls any Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any, (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Investors and each other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to
Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

        b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in
Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and subject to Section 6(c) such Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this
Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds actually received by such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party failed to utilize such corrected prospectus.

        c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this
Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and the indemnifying party and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are in conflict with those available to such indemnifying party. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Investors holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates, if the Investors are entitled to indemnification hereunder, or by the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

     7. CONTRIBUTION.

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8. REPORTS UNDER THE EXCHANGE ACT.

     With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

        a. file with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under
Section 4(c) of the Securities Purchase Agreement) and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

        b. furnish to each Investor so long as such Investor owns Preferred Shares, Warrants or Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or other report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

     9. ASSIGNMENT OF REGISTRATION RIGHTS.

     The rights of the Investors hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assignable by each Investor to any transferee of all or a portion of the Preferred Shares, the Warrants or the Registrable Securities if: (i) the aggregate amount of the Preferred Shares, Warrants or Registrable Securities transferred to such transferee equals or exceeds twenty-five percent (25%) of the securities purchased by the Initial Investors pursuant to the Securities Purchase Agreement, (ii) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (iii) the Company is furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned, (iv) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (v) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (vi) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

     10. AMENDMENT OF REGISTRATION RIGHTS.

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and Investors who hold a majority in interest of the Registrable

Securities or, in the case of a waiver, with the written consent of the party charged with the enforcement of any such provision. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

     11. MISCELLANEOUS.

         a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two (2) or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.


         b. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

         If to the Company:

         U.S. Physicians, Inc.
         220 Commerce Drive,
         Fort Washington, PA 19034
         Attention: President

         Tel:  (215) 542-2170
         Fax:  (215) 542-0380

         With a copy to:

         Jason M. Shargel, Esq.
         Wolf, Block, Schorr and Solis-Cohen LLP
         Twelfth Floor Packard Building
         S.E. Corner 15th and Chestnut Streets
         Philadelphia, PA 19102-2678

         Tel:  (215) 977-2000
         Fax:  (215) 977-2334

         If to an Investor, at such address as such Investor shall have provided in writing to the Company or such other address as such Investor furnishes by notice given in accordance with this Section 11(b).

         c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         d. This Agreement shall be governed by and construed in accordance with the laws of the State of Pennsylvania applicable to contracts made and to be performed in the State of Pennsylvania.

         e. This Agreement, the Securities Purchase Agreement, the Preferred Shares (including all schedules and exhibits thereto) and the Warrants constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement, the Preferred Shares and the Warrants supersede all prior agreements and understandings among the parties hereto and thereto with respect to the subject matter hereof and thereof.

         f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

         g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         h. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         j. All consents, approvals and other determinations to be made by the Investors or the Initial Investors pursuant to this Agreement shall be made by the Investors holding a majority in interest of the Registrable Securities (determined as if all Preferred Shares and Warrants then outstanding had been converted into or exercised for Registrable Securities) then held by all Investors.

         k. For purposes of this Agreement, the term "business day" means any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                             U.S. PHYSICIANS, Inc.

                             By: /s/ Martin G. Chilek
                                 ----------------------------------------------
                             Title: Senior Vice President
                                    -------------------------------------------


                             CAPITAL VENTURES INTERNATIONAL
                             By: Heights Capital Management, Inc.,
                                 Authorized Agent

                             By: /s/ Michael Spolan
                                 ----------------------------------------------
                             Title: Secretary and General Counsel
                                    -------------------------------------------

                             LANCASTER INVESTMENT PARTNERS, L.P.

                             By: /s/ Robert A. Berlacher
                                 ----------------------------------------------
                             Title: Managing General Partner
                                    -------------------------------------------

                             KEYSTONE VENTURE IV, L.P.

                             By: Keystone Venture IV Management Co., L.P.,
                                 the general partner of
                                 Keystone Venture IV, L.P.

                             By: Keystone Venture IV Management Co., Group
                                 the general partner of
                                 Keystone Venture IV Management Co., L.P.

                             By: /s/ Kerry J. Dale
                                 ----------------------------------------------
                                 Kerry J. Dale
                             Title: Vice President

                             EDISON VENTURE FUND III, L.P.

                             By: Edison Partners, III, L.P.,
                                 its general partner

                             By: /s/ Gustav H. Koven, III
                                 ----------------------------------------------
                             Title: General Partner

                             NEPA VENTURE FUND II, L.P.

                             By: NEPA II Management Partners, L.P.,
                                 its general partner

                             By: NEPA II Management Corporation,
                                 its general partner

                             By: /s/ Glen R. Bressner
                                 ----------------------------------------------
                             Title: Secretary and Treasurer
                                    -------------------------------------------

                             DOMINION FUND IV, A DELAWARE
                             LIMITED PARTNERSHIP
                                By:  Dominion Management IV,
                                        its general partner

                             By: /s/ Randolph D. Werner
                                 ----------------------------------------------
                                 Randolph D. Werner,
                             Title:  Member

                             /s/ Thomas J. Keane
                             --------------------------------------------------
                             Thomas J. Keane

                                                                       EXHIBIT 1
                                                                              to
                                                                    Registration
                                                                          Rights
                                                                       Agreement

                                     [Date]

[Name and address of transfer agent]

RE: U.S. PHYSICIANS, INC.

Ladies and Gentlemen:

     We are counsel to U.S. PHYSICIANS, INC., a Pennsylvania corporation (the "Company"), and we understand that [Name of Investor] (the "Holder") has purchased from the Company (i) shares of the Company's Series C Preferred Stock (the "Preferred Shares") which are convertible into shares (the "Conversion Shares") of the Company's Common Stock, par value $.01 per share (the "Common Shares") and (ii) warrants (the "Warrants") to purchase Common Shares. The Preferred Shares were issued by the Company pursuant to a Series C Convertible Preferred Stock Purchase Agreement, dated as of January __, 1998, by and among the Company and the signatories thereto (the "Agreement"). Pursuant to a Registration Rights Agreement, dated as of January __, 1998, by and among the Company and the signatories thereto (the "Registration Rights Agreement"), the Company agreed, among other things, to register the Registrable Securities (as that term is defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms provided in the Registration Rights Agreement. In connection with the Company's obligations under the Registration Rights Agreement, on _____ __, 1998, the Company filed a Registration Statement on Form S-1 (File No. 333- 39987) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities, which names the Holder as a selling stockholder thereunder.

     [Other customary introductory and scope of examination language to be inserted]

     Based on the foregoing, we are of the opinion that the Registrable Securities have been registered under the Securities Act.

                   [Other customary language to be included.]

                                Very truly yours,